UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): March 12, 2007


                                  WEB.COM, INC.
             (Exact name of registrant as specified in its charter)


           MINNESOTA                      000-17932              41-1404301
 (State or other jurisdiction           (Commission           (I.R.S. Employer
       of incorporation)                File Number)         Identification No.)


            303 PEACHTREE CENTER AVENUE, SUITE 500, ATLANTA, GA 30303
                (Address of Principal Executive Offices/Zip Code)


                                 (404) 260-2477
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(B))

[_] Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Following approval by the Board of Directors (the "Board") of Web.com, Inc. (the "Company") on March 7, 2007, the Company and Wells Fargo Shareowner Services, as Rights Agent (the "Rights Agent") entered into an amendment, dated as of March 12, 2007, to that certain Rights Agreement dated as of August 4, 2006, by and between the Company and the Rights Agent. Pursuant to the amendment, the "Final Expiration Date" set forth in the Rights Agreement was changed from July 23, 2007 to March 13, 2007. Accordingly, the Rights Agreement and all rights thereunder will expire and terminate on March 13, 2007. The amendment to the Rights Agreement is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

The information set forth in Item 1.01 above is incorporated by reference into this Item 1.02.

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

The information set forth in Item 1.01 above is incorporated by reference into this Item 3.03.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Shell Company Transactions.

                  Not applicable.

         (d)      Exhibits.

                  The following exhibits are filed herewith:

                  Exhibit
                  Number   Description
                  -------  -----------------------------------------------------

                  4.1      Right Agreement Amendment dated as of March 12, 2007


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    WEB.COM, INC.

Date:    March 13, 2007             By: /s/ Gonzalo Troncoso
                                        ----------------------------------------
                                        Gonzalo Troncoso
                                        Chief Financial Officer


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


                  Exhibit
                  Number   Description
                  -------  -----------------------------------------------------
                  4.1      Right Agreement Amendment dated as of March 12, 2007


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